Exhibit 10.1(c)


             LETTER AMENDMENT NO. 2 TO FIVE YEAR TERM LOAN AGREEMENT



                                        Dated as of November 11, 2005

To the banks, financial institutions
        and other institutional lenders
        (collectively, the "Lenders") parties
        to the Credit Agreement referred to
        below and to Citicorp North America, Inc., as agent
        (the "Agent") for the Lenders

Ladies and Gentlemen:

               We refer to the Five Year Term Loan Agreement dated as of February 15, 2005, as amended as of March 1, 2005 (the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

               It is hereby agreed by you and us as follows:

               (a) The last sentence of Section 2.09(a) of the Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended in full to read as follows:

               Each such prepayment shall be applied to the installments of the Advances in forward order of maturity.

               (b) The second sentence of Section 2.09(b)(iv) of the Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended in full to read as follows:

               Each such prepayment shall be applied to the installments of the Advances in forward order of maturity.

               (c) Exhibit F to the Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended by deleting from Section 1 thereof the phrase "any Hedge Agreements entered into by the Company and any Lender" and substituting therefor the phrase "any Hedge Agreements entered into by the Company and any Lender or any Affiliate of any Lender".

               This Letter Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Amendment.

               On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the C1redit Agreement, and each reference in the Notes and each of the other Loan Documents, if any, to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

               The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

               If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least three counterparts of this Letter Amendment to Susan L. Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.

               This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

               This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                                     Very truly yours,


                                                     CYTEC INDUSTRIES INC.


                                                     By: /S/ T. Wozniak
                                                         -----------------------
                                                         Title: Treasurer


Agreed as of the date first above written:

CITICORP NORTH AMERICA, INC.,
        as Agent and as Lender

By: /S/ Irina Lurye
    ---------------------------------------------
    Title: Director

WACHOVIA BANK, NATIONAL ASSOCIATION

By: /S/Barbara Van Meerten
    ---------------------------------------------
    Title: Director


ABN AMRO BANK N.V.

By: /S/ Robert H. Steelman
    ---------------------------------------------
    Title: Director


By: /S/ Christopher M. Plumb
    ---------------------------------------------
    Title: Vice President


CALYON NEW YORK BRANCH

By
    ---------------------------------------------
    Title:


By
    --------------------------------------------
    Title:


THE BANK OF NOVA SCOTIA

By: /S/ Thane Rattew
    ---------------------------------------------
    Title: Managing Director


SUNTRUST BANK

By: /S/ Robert Maddox
    ---------------------------------------------
    Title: Vice President


THE BANK OF NEW YORK

By: /S/ Ernest Fung
    ---------------------------------------------
    Title: Vice President


COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By: /S/ Robert Traylor
    ---------------------------------------------
    Title: Senior Vice President


By: /S/ Andrew P. Lusk
    ---------------------------------------------
    Title: Vice President

FORTIS CAPITAL CORP.

By: /S/ John W. Deegan
    ---------------------------------------------
    Title: Senior Vice President


By: /S/ Douglas Riahi
    ---------------------------------------------
    Title: Managing Director


BAYERISCHE HYPO-UND VERSEINSBANK AG, NEW YORK BRANCH

By
    ---------------------------------------------
    Title:


By
    ---------------------------------------------
    Title:


PNC BANK, NATIONAL ASSOCIATION

By: /S/ Michael Nardo
    ---------------------------------------------
    Title: Senior Vice President


SUMITOMO MITSUI BANKING CORP., NEW YORK

By: /S/ David A. Buck
    ---------------------------------------------
    Title: Senior Vice President


UFJ BANK LIMITED

By
    ---------------------------------------------
    Title:


BANK OF CHINA, NEW YORK BRANCH

By: /S/ William W. Smith
    ---------------------------------------------
    Title: Deputy General Manager


KBC BANK, N.V.

By: /S/ Robert M. Surdam, Jr.
    ---------------------------------------------
    Title: Vice President


By: /S/ Michael V. Curran
    ---------------------------------------------
    Title: First Vice President